UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

COLFAX CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

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Your Vote Counts! COLFAX CORPORATION 2022 Special Meeting Vote by February 27, 2022 11:59 PM ET Colfax COLFAX CORPORATION 2711 CENTERVILLE ROAD SUITE 400 WILMINGTON, DE 19808 D65078-S37863-Z81627 You invested in COLFAX CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 28, 2022. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 14, 2022. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* February 28, 2022 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CFX2022SM *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. To approve and adopt an amendment to our Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of our common stock at one of three reverse stock split ratios, one-for-two, one-for-three or one-for-four, with an exact ratio to be determined by our Board at a later date, and (b) a corresponding reduction in the number of authorized shares of our common stock by the selected reverse stock split ratio. For 2. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the reverse stock split proposal at the Special Meeting or any adjournment(s) thereof. For NOTE: The undersigned authorizes the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D65079-S37863-Z81627